UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 28, 2023

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway	Fort Myers	Florida	33966
(Address of Principal Executive Offices)			(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02. Results of Operations and Financial Condition.
On February 28, 2023, Chico’s FAS, Inc. issued a press release announcing its fourth quarter and year-to-date earnings for the period ended January 28, 2023.
    A copy of the release issued on February 28, 2023 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information presented herein is being furnished and shall not be deemed “filed” for purposes of Section 18 (“Section 18”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); nor shall such information subject the Company to liability pursuant to Section 18 or be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits:

Exhibit 99.1	Earnings Press Release of Chico's FAS, Inc., Dated February 28, 2023
Exhibit 104	Cover Page Interactive Data File (The cover page iXBRL tags are embedded within the Inline XBRL document.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: February 28, 2023	By:
/s/ Patrick J. Guido
Patrick J. Guido, Executive Vice President - Chief Financial Officer